SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             BARLETT CAPITAL TRUST
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

[GRAPHIC HERE]


                              BARTLETT EUROPE FUND
                        BARTLETT FINANCIAL SERVICES FUND
                    (each a series of Bartlett Capital Trust)


                                 August 5, 1999

Dear Bartlett Fund Shareholder:

     The attached proxy materials seek your approval to convert Bartlett Europe Fund and Bartlett Financial Services Fund (each a "Bartlett Fund") from a separate series of Bartlett Capital Trust to a series of Legg Mason Global Trust, Inc. or Legg Mason Investors Trust, Inc., respectively. Approval of the conversion of a Bartlett Fund will be voted on only by its shareholders, separately from the votes on approval of the other Bartlett Fund conversion. The conversions are not expected to adversely affect either of the Bartlett Funds, the same personnel responsible for portfolio management will be in place following the conversions, costs and expenses will be the same and possibly lower over time, and shareholder services will continue with additional services likely in the future.

     Your board of trustees recommends a vote FOR the proposal.
     ----------------------------------------------------------
     The conversion of each Bartlett Fund will allow them access to a larger marketing infrastructure and resources. The attached proxy materials provide more information about each of the proposed conversions. The Legg Mason Funds are managed and distributed by other companies controlled by Legg Mason, Inc. Legg Mason, Inc. is also the indirect parent of Bartlett & Co. and LM Financial Partners, Inc., the manager and distributor, respectively, of the Bartlett Funds.

     Your vote is important no matter how many shares you own.
     ---------------------------------------------------------
     Voting your shares early will permit the Bartlett Funds to avoid costly follow-up mail and telephone solicitations. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today. We have retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. If we have not received your vote as the meeting date approaches, you may receive a telephone call from them reminding you to exercise your right to vote.

                                               Very truly yours,


                                               /s/ Edward A. Taber, III
                                               --------------------------------
                                               Edward A. Taber, III
                                               President
                                               Bartlett Capital Trust

                              BARTLETT EUROPE FUND
                        BARTLETT FINANCIAL SERVICES FUND
[GRAPHIC HERE]      (each a series of Bartlett Capital Trust)

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                               September 23, 1999

To The Shareholders:

     A special meeting of shareholders of both funds listed above (collectively, "Bartlett Funds"), each a separate series of Bartlett Capital Trust, will be held on September 23, 1999, at 10:00 a.m., Eastern time, at the Bartlett Funds' offices at 100 Light Street, Baltimore, Maryland 21202, for the following purposes:

     (1) To approve an Agreement and Plan of Conversion and Termination providing for the conversion of Bartlett Europe Fund and Bartlett Financial Services Fund from a series of Bartlett Capital Trust to Legg Mason Europe Fund (a newly organized series of Legg Mason Global Trust, Inc.) and Legg Mason Financial Services Fund (a newly organized series of Legg Mason Investors Trust, Inc.), respectively, all as described in the accompanying proxy statement; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares of a Bartlett Fund at the close of business on July 30, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING IN PERSON, YOU MAY VOTE IN ANY ONE OF THE FOLLOWING
WAYS:
     1. VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE; OR

     2. VOTE BY TELEPHONE BY CALLING SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT 1-800-852-5162 FROM 9:00 A.M. TO 8:00 P.M. (EASTERN TIME) (A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU).

                                            By order of the board of trustees,


                                            /s/ Marie K. Karpinski
                                            -----------------------------------
                                            Marie K. Karpinski
                                            Vice President and Treasurer

                                            August 5, 1999


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. If we do not receive your completed proxy cards after several weeks, you may be contacted by your Financial Advisor.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                              BARTLETT EUROPE FUND
                        BARTLETT FINANCIAL SERVICES FUND
                    (each a series of Bartlett Capital Trust)

                                100 Light Street
                               Baltimore, MD 21202
                                 (410) 539-0000

                                   -----------
                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                               September 23, 1999
                                   -----------

                               VOTING INFORMATION


     This proxy statement ("Proxy Statement") is being furnished to shareholders of Bartlett Europe Fund and Bartlett Financial Services Fund (each a "Bartlett Fund"), each of which is a separate series of Bartlett Capital Trust, in connection with a solicitation of proxies from those shareholders by its board of trustees ("Board" or "Trustees") for use at a special meeting of those shareholders to be held on September 23, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about August 9, 1999.

     As more fully described in this Proxy Statement, the purpose of the meeting is to vote on the proposed conversion of each Bartlett Fund from a separate series of Bartlett Capital Trust, a Massachusetts business trust, to a series of either Legg Mason Global Trust, Inc. ("Global Trust") or Legg Mason Investors Trust, Inc. ("Investors Trust"), each of which is a Maryland corporation (collectively, "Legg Mason Investment Companies").

     For each Bartlett Fund, a majority of its shares outstanding on July 30, 1999 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum for a Bartlett Fund is not present at the Meeting or a quorum therefor is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Bartlett Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

     Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted in favor of approval of the proposal. In addition, if you sign, date and return the proxy card but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Bartlett Capital Trust prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     In order to reduce costs, the notices to a shareholder having more than one account in any Bartlett Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

     As of the Record Date, (1) Bartlett Europe Fund had 4,367,101 shares of beneficial interest ("shares") outstanding, which were allocated to the following classes: 2,444,274 Class A shares, 1,910,187 Class C shares and 12,640 Class Y shares; and (2) Bartlett Financial Services Fund had 4,124,998 shares outstanding, which were allocated to the following classes: 1,052,587 Class A shares, 3,072,410 Class C shares and 1 Class Y share. The solicitation of proxies will be made primarily by mail but also may be made by telephone or oral communications by representatives of Legg Mason Fund Adviser, Inc. ("Fund Adviser"), Bartlett & Co. ("Bartlett"), Legg Mason Wood Walker, Inc. ("Legg Mason"), the distributor of the Legg Mason group of investment companies, or by Shareholder Communications Corporation, a third-party proxy solicitor. The costs of such solicitation, estimated at $25,000, will be borne by Fund Adviser. Proxies voted by telephone or facsimile may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     Except as set forth in Appendix A, Bartlett does not know of any person who owns beneficially 5% or more of the shares of either Bartlett Fund. Trustees and officers of Bartlett Capital Trust own in the aggregate less than 1% of the shares of each Bartlett Fund.

     Shareholders may obtain a copy of each Bartlett Fund's most recent annual report free of charge by contacting Legg Mason Funds Investor Services at 1-800-822-5544.

     REQUIRED VOTE. Approval of the proposal regarding each Bartlett Fund requires the affirmative vote of a majority of its outstanding shares entitled to vote at the Meeting. This means that the proposal with respect to a Bartlett Fund must be approved by the lesser of (1) 67% or more of its shares present at the Meeting if the owners of more than 50% of its then outstanding shares are present in person or by proxy or (2) more than 50% of its outstanding shares. Each outstanding full share of a Bartlett Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal regarding a Bartlett Fund is not approved by the requisite vote of its shareholders, the persons named as proxies may propose one or more adjournments of the Meeting with respect thereto to permit further solicitation of proxies.

     PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("CONVERSION PLAN") PROVIDING FOR THE CONVERSION OF EACH BARTLETT FUND FROM A SERIES OF BARTLETT CAPITAL TRUST TO A NEWLY ORGANIZED SERIES OF ONE OF THE LEGG MASON INVESTMENT COMPANIES (EACH A "CONVERSION")

     Each Bartlett Fund is currently organized as a series of Bartlett Capital Trust. The Board, including those Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of Bartlett Capital Trust, either Legg Mason Investment Company, Bartlett, or Fund Adviser ("Independent Trustees"), considered and approved the Conversion Plan, a copy of which is attached to this Proxy Statement as Appendix B, at a meeting held on June 21, 1999. Under the Conversion Plan:

     (1) Bartlett Europe Fund will be converted to Legg Mason Europe Fund, a newly organized series of Global Trust; and

     (2) Bartlett Financial Services Fund will be converted to Legg Mason Financial Services Fund, a newly organized series of Investors Trust.

     Neither Legg Mason Europe Fund nor Legg Mason Financial Services Fund (collectively "New Legg Mason Funds") has yet commenced business operations, and each (a) was established solely for the purpose of effecting a Conversion, (b) will carry on the business of its corresponding Bartlett Fund following the Conversion and (c) has investment objectives, policies and restrictions identical to those of that Bartlett Fund. The consummation of one Conversion is not contingent on consummation of the other.

     Each Conversion will be accomplished by the participating New Legg Mason Fund's acquisition of all the assets of the corresponding Bartlett Fund in exchange solely for shares of common stock of the New Legg Mason Fund ("New Legg Mason Fund Shares") and the assumption by the New Legg Mason Fund of all the Bartlett Fund's liabilities. The Bartlett Fund then will distribute those New Legg Mason Fund Shares to its shareholders, so that each Bartlett Fund shareholder will receive the number of full and fractional New Legg Mason Fund Shares equal to the number and aggregate net asset value (and corresponding class) of the shareholder's shares in the Bartlett Fund ("Bartlett Fund Shares") as of the Closing Date (defined below).

     Each Conversion will occur as of the close of business on or about September 28, 1999, or at a later date when the Conversion is approved and all contingencies have been met ("Closing Date").

     For the reasons set forth below, the Board, including the Independent Trustees, has determined that each Conversion is in the best interests of the participating Bartlett Fund, and that the interests of the Bartlett Fund's shareholders will not be diluted as a result of the Conversion. Accordingly, the Board recommends approval of each Conversion.

REASONS FOR THE PROPOSED CONVERSIONS

     In approving the Conversions, the Board considered the lack of significant growth of the Bartlett Funds in recent years and the prospects for growth going forward and determined that association with a fund complex (the Legg Mason group of investment companies) that will allow the Bartlett Funds access to vastly larger marketing resources and a likely increase in sales would benefit their shareholders. The Board took into account that each New Legg Mason Fund's operations will be substantially the same as those of the corresponding Bartlett Fund. The sub-adviser to each Bartlett and Legg Mason Fund will be unchanged and therefore day to day portfolio management will be unchanged. All investment objectives, policies and strategies will continue unchanged. Fund Adviser and Legg Mason, affiliates of Bartlett and LM Financial Partners, Inc., will replace Bartlett and LM Financial Partners, Inc. as the New Legg Mason Funds' manager/investment adviser and distributor, respectively. Even with those changes, many of the same personnel will perform the same services for the Funds. See "Additional Information about Legg Mason Fund Adviser, Inc." and "Additional Information about Legg Mason Wood Walker, Inc.," below.

     The Board recommends that each Bartlett Fund's shareholders vote FOR approval of the Conversion Plan. With respect to each Bartlett Fund, such a vote encompasses approval of both (1) conversion of the Bartlett Fund to the corresponding New Legg Mason Fund and (2) a temporary waiver of certain investment limitations of the Bartlett Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions," below).

SUMMARY OF THE CONVERSION PLAN

     The following discussion summarizes the important terms of the Conversion Plan. This summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix B to this Proxy Statement.

     Each Conversion is independent of the other. If the Conversion Plan is approved by one Bartlett Fund's shareholders, then on the Closing Date the Bartlett Fund will transfer all its assets to the corresponding New Legg Mason Fund in exchange solely for New Legg Mason Fund Shares equal to the number of Bartlett Fund Shares outstanding on the Closing Date and the assumption by the New Legg Mason Fund of all the liabilities of the Bartlett Fund. Immediately thereafter, the Bartlett Fund will constructively distribute to each Bartlett Fund shareholder one New Legg Mason Fund Share for each Bartlett Fund Share held by the shareholder on the Closing Date, in liquidation of those Bartlett Fund Shares. As soon as practicable after this distribution, the Bartlett Fund will be terminated as a series of Bartlett Capital Trust and will be wound up and liquidated. UPON COMPLETION OF THE CONVERSION INVOLVING A BARTLETT FUND, EACH SHAREHOLDER THEREOF WILL OWN FULL AND FRACTIONAL NEW LEGG MASON FUND SHARES EQUAL IN NUMBER AND AGGREGATE NET ASSET VALUE TO HIS OR HER BARTLETT FUND SHARES.

     The Conversion Plan obligates the applicable Legg Mason Investment Company, on behalf of its New Legg Mason Fund, (1) to enter into (a) an Investment Advisory and Administration Agreement with Fund Adviser, (b) on behalf of and with respect to Legg Mason Europe Fund only, a Sub-Advisory Agreement with Lombard Odier International Portfolio Management Limited ("Lombard Odier"), (c) on behalf of and with respect to Legg Mason Financial Services Fund only, a Sub-Advisory Agreement with Gray, Seifert & Co., Inc. ("Gray, Seifert"), (d) a Distribution Contract with Legg Mason, (e) a Plan of Distribution with respect to each of Class A New Legg Mason Fund Shares and Primary Class New Legg Mason Fund Shares and (f) other agreements necessary for the New Legg Mason Fund's operation as a series of an open-end investment company, and (2) to approve the applicability to the New Legg Mason Fund of its existing Transfer Agency Agreement with Boston Financial Data Services, Inc. ("Transfer Agent") and its existing Custodian Agreement with State Street Bank & Trust Company, the latter two agreements incorporating substantially the same terms and conditions as those currently applicable to the Bartlett Fund (collectively, the "New Agreements"). The fees to be paid by the New Legg Mason Funds pursuant to each of the proposed agreements are identical to the fees currently paid by the Bartlett Funds under corresponding agreements. Approval of the Conversion Plan will authorize Fund Adviser (which will be issued a single share of each New Legg Mason Fund on a temporary basis) to approve the New Agreements with respect to each New Legg Mason Fund as its sole initial shareholder.

     The New Agreements will take effect on the Closing Date. The Investment Advisory and Administration Agreement, and each Sub-Advisory Agreement is substantially the same as the corresponding agreement currently in place for the Bartlett Funds, and will continue in effect only if their respective continuances are approved at least annually: (i) by the vote of a majority of the New Legg Mason Funds' Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of the New Legg Mason Funds' directors or a majority of the outstanding voting shares of the New Legg Mason Fund. Each Plan of Distribution will continue in effect only if approved annually by a vote of the New Legg Mason Funds' Independent Directors, cast in person at a meeting called for that purpose. The Investment Advisory and Administration Agreement and the Sub-Advisory Agreements will be terminable without penalty on sixty days' written notice either by the New Legg Mason Funds, Fund Adviser, Lombard Odier or Gray, Seifert, as the case may be, and each will terminate automatically in the event of its assignment.

     Each Distribution Plan, like the Investment Advisory and Administration Agreement and the Sub-Advisory Agreements, will be terminable at any time without penalty by a vote of a majority of the New Legg Mason Fund's Independent Directors or a majority of the outstanding voting shares of the New Legg Mason Fund. The Distribution Plans will be substantially similar to those currently in place for the Bartlett Funds, and the fees authorized to be paid pursuant to each Distribution Plan will be identical to the fees currently authorized to be paid for the Bartlett Funds.

     The Legg Mason Investment Companies have a board of directors that, with one exception, consists of individuals different from the Trustees of Bartlett Capital Trust. The officers are responsible for the operation of the New Legg Mason Funds under the direction of the Board of Directors. The directors and officers of the Legg Mason Investment Companies are listed below. The business address of each officer and director is 100 Light Street, Baltimore, Maryland, 21202, unless otherwise indicated. Each director or officer who is an "interested person," as defined in the 1940 Act, of either Legg Mason Investment Company is indicated by an asterisk. Approval of the Conversion Plan will constitute your approval of each of the following directors.


     NAME                       POSITION
     ----                       --------
     *John F. Curley, Jr.       Chairman of the Board and Director
     Richard G. Gilmore         Director
     Arnold L. Lehman           Director
     Jill E. McGovern           Director
     T.A. Rodgers               Director
     *Edward A. Taber, III      Director
     *Marie K. Karpinski        Vice President and Treasurer
     *W. Shane Hughes           Secretary (Investors Trust only)

     *Brian M. Eakes            Assistant Treasurer and Assistant Secretary (Global Trust only)

     *Susan L. Silva            Secretary (Global Trust); Assistant Secretary (Investors Trust)

     The date of birth and principal occupation of the executive officers and Directors of the Legg Mason Investment Companies during the past five years are set forth below:

     JOHN F. CURLEY, JR.* (7/24/39), Chairman of the Board and Director of the Legg Mason Investment Companies; Retired Vice Chairman and Director of Legg Mason, Inc. and Legg Mason; President and Director of three Legg Mason funds; Chairman of the Board and Director of three Legg Mason funds; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Trustee of one Legg Mason fund. Formerly: Director of Fund Adviser and Western Asset Management Company (each a registered investment adviser); Officer and/or Director of various other affiliates of Legg Mason, Inc.

     RICHARD G. GILMORE (6/9/27), 948 Kennett Way, West Chester, Pennsylvania. Director of the Legg Mason Investment Companies; Independent Consultant; Director of CSS Industries, Inc. (diversified holding company whose subsidiaries are engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director/Trustee of nine other Legg Mason funds.
Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company; and Director of Finance, City of Philadelphia.

     ARNOLD L. LEHMAN (7/18/44), Director of the Legg Mason Investment Companies; Director of the Brooklyn Museum of Art; Director/Trustee of nine other Legg Mason funds. Formerly: Director of the Baltimore Museum of Art.

     JILL E. McGOVERN (8/29/44), 400 Seventh Street, N.W., Washington, DC. Director of the Legg Mason Investment Companies; Chief Executive Officer of the Marrow Foundation. Director/Trustee of nine other Legg Mason funds. Formerly:
Executive Director of the Baltimore International Festival (January 1991-March
1993); and Senior Assistant to the President of The Johns Hopkins University (1986-1991).

     T. A. RODGERS (10/22/34), 2901 Boston Street, Baltimore, Maryland. Director of the Legg Mason Investment Companies; Principal, T. A. Rodgers & Associates (management consulting); Director/Trustee of nine other Legg Mason funds.
Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components).

     EDWARD A. TABER, III* (8/25/43), Director of the Legg Mason Investment Companies; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason; Vice Chairman and Director of Fund Adviser; President and/or Director/Trustee of four Legg Mason funds. Formerly: Executive Vice President of T. Rowe Price-Fleming International, Inc. (1986-1992) and Director of the Taxable Fixed Income Division at T. Rowe Price Associates, Inc. (1973-1992).

     MARIE K. KARPINSKI* (1/1/49), Vice President and Treasurer of the Legg Mason Investment Companies; Vice President and Treasurer of various other Legg Mason funds; Vice President of Legg Mason.

     W. SHANE HUGHES* (4/24/68), Secretary of Investors Trust; employee of Legg Mason since May 1997. Formerly: Supervisor, C.W. Amos & Co. (regional public accounting firm) (1990-1996).

     BRIAN M. EAKES* (12/9/69), Assistant Treasurer and Assistant Secretary of Global Trust; Assistant Treasurer and Assistant Secretary of two Legg Mason funds; employee of Legg Mason, Inc. since July 1995. Formerly: Senior Associate-Audit of PricewaterhouseCoopers LLP (Aug. 1992-June 1995).

     SUSAN L. SILVA* (3/29/67), Secretary of Global Trust and Assistant Secretary of Investors Trust; Assistant Secretary of various other Legg Mason funds; employee of Legg Mason since January 1994.

     The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Gilmore, Lehman, and Rodgers, and Dr. McGovern.

     The following table provides certain information relating to the compensation of the Board of Directors of the Legg Mason Investment Companies for the fiscal year ended March 31, 1999 (for Investors Trust) and for the fiscal year ended December 31, 1998 (for Global Trust). Neither of the Legg Mason Investment Companies has any retirement plan for its directors.

COMPENSATION TABLE

                                                                                               TOTAL COMPENSATION
                                                                            AGGREGATE            FROM EACH FUND
                                         AGGREGATE COMPENSATION         COMPENSATION FROM       AND FUND COMPLEX
     NAME OF PERSON AND POSITION           FROM GLOBAL TRUST*           INVESTORS TRUST**     PAID TO DIRECTORS***
     -----------------------------   ------------------------------  ----------------------   --------------------
     John F. Curley, Jr.- Chairman
       of the Board and Director                 None                        None                   None
     Edward A. Taber, III-Director               None                        None                   None
     Richard G. Gilmore-Director                 $3,595                      $2,285                 $35,100
     Arnold L. Lehman-Director                   $3,595                      $2,285                 $30,600
     Jill E. McGovern-Director                   $3,595                      $2,285                 $35,100
     T. A. Rodgers-Director                      $3,595                      $2,285                 $35,100

 * Represents fees paid to each director during the fiscal year ended December 31, 1998.
**  Represents fees paid to each director during the fiscal year ended
    March 31, 1999.
*** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1998. There are eleven open-end investment companies in the Legg Mason Complex (with a total of twenty funds).

     The Board of each Legg Mason Investment Company will hold office without limit in time except that: (i) any Director may resign; and (ii) a Director may be removed at any special meeting of shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of the Legg Mason Investment Company. In case a vacancy shall for any reason exist, a majority of the remaining Directors, though less than a quorum, will vote to fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by shareholders. If, at any time, less than a majority of the Directors holding office have been elected by shareholders, the Directors then in office will promptly call a shareholders' meeting for the purpose of electing Directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing Directors.

     The obligations of Bartlett Capital Trust and the Legg Mason Investment Companies under the Conversion Plan are subject to various conditions as stated therein. Notwithstanding approval of the Conversion Plan by Bartlett Fund shareholders, it may be terminated or amended at any time before the Conversion if (1) there is a material breach by the other party of any representation, warranty or agreement contained in the Conversion Plan to be performed at or before the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Conversion Plan. Either Bartlett Capital Trust or a Legg Mason Investment Company may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Bartlett Fund shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the proposed Sub-Advisory Agreements, the sub-advisers will be responsible for the execution of the New Legg Mason Funds' portfolio transactions. Each sub-adviser's responsibilities for the execution of portfolio transactions for the New Legg Mason Funds will be substantially the same as those for the Bartlett Funds.

PURCHASE AND REDEMPTION INFORMATION

     Each New Legg Mason Fund will offer three classes of shares. Class A shares and Primary Class shares will be available from Legg Mason, certain of its affiliates and unaffiliated entities having an agreement with Legg Mason. Navigator Shares will be offered for sale only to Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett, who as of December 19, 1996, were shareholders of Bartlett Short-Term Bond Fund or Bartlett Fixed Income

Fund and for whom Bartlett acts as an ERISA fiduciary, to Class Y shareholders of the Bartlett Funds on September 28, 1999, to any qualified retirement plan of Legg Mason, Inc. or any of its affiliates and to certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999. Navigator shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Class shares and Class A shares will be available to all other investors.

Valuation of New Legg Mason Fund Shares
---------------------------------------

     Shares of the New Legg Mason Funds will be valued in the same manner as shares of the Bartlett Funds.

Future First Systematic Investment Plan and Transfer of Funds from Financial Institutions
----------------------

     Investors may buy Primary Shares and Class A Shares through the Future First Systematic Investment Plan. Under this plan investors may arrange for automatic monthly investments in Primary Shares and Class A Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each New Legg Mason Fund's transfer agent, to transfer funds each month from an investor's Legg Mason account or checking account to be used to buy Primary Shares or Class A Shares at the per share net asset value determined on the day the funds are sent from the investor's bank. Investors will receive a quarterly account statement. Investors may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

     Investors in Primary Shares or Class A Shares may also buy those shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of a New Legg Mason Fund to:

                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476

     If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

Systematic Withdrawal Plan
--------------------------

     Investors owning Primary Shares or Class A Shares with a net asset value of $5,000 or more may also elect to make systematic withdrawals from their New Legg Mason Fund account of a minimum of $50 on a monthly basis. The amounts paid to the investor each month are obtained by redeeming sufficient shares from his or her account to provide the withdrawal amount specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. Investors may change the monthly amount to be paid without charge not more than once a year by notifying Legg Mason or the affiliate with which they have an account. Redemptions will be made at the Primary Shares' or Class A Shares' net asset value per share determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., eastern time) ("close of the Exchange") on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to investors on the next business day following redemption. If investors elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares or Class A Shares in their accounts must be automatically reinvested in Primary Shares or Class A Shares. Investors may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each New Legg Mason Fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

     Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of the investor's original investment may be correspondingly reduced.

     Ordinarily, investors should not purchase additional shares of the New Legg Mason Fund in which they have an account if they maintain a Systematic Withdrawal Plan, because they may incur tax liabilities in connection with such purchases and withdrawals. No New Legg Mason Fund will knowingly accept purchase orders from investors for additional shares if they maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals. In addition, if investors maintain a Systematic Withdrawal Plan they may not make periodic investments under the Future First Systematic Investment Plan.

Other Information Regarding Redemption
--------------------------------------

     The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, by a New Legg Mason Fund or Legg Mason except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the New Legg Mason Fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the New Legg Mason Fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of each New Legg Mason Fund's shareholders. In the case of any such suspension, investors may either withdraw their request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

     Each New Legg Mason Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the New Legg Mason Fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the New Legg Mason Fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each New Legg Mason Fund does not redeem "in kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the New Legg Mason Fund's shareholders as a whole.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

     The Transfer Agent will establish accounts for the New Legg Mason Fund shareholders containing the appropriate number of New Legg Mason Fund Shares to be received by each holder of Bartlett Fund Shares under the Conversion Plan. Those accounts will be identical in all material respects to the accounts currently maintained by the Transfer Agent for the Bartlett Fund shareholders.

EXPENSES

     The cost of the Conversion, including the costs of this proxy solicitation, will be borne by Fund Adviser.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

     Certain fundamental investment restrictions of each Bartlett Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out a Conversion. By approving the Conversion Plan, Bartlett Fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FORMS OF ORGANIZATION; CAPITAL STOCK INFORMATION

     Each Bartlett Fund is a series of Bartlett Capital Trust, an open-end, diversified investment management company that was organized on October 31, 1982 under the laws of the Commonwealth of Massachusetts as a business trust. Bartlett Capital Trust does not issue share certificates and is not required to (and does not) hold annual shareholder meetings.

     Legg Mason Europe Fund is a newly organized series of Global Trust, an open-end, diversified investment management company that was incorporated on December 31, 1992, under the laws of the State of Maryland. It has authorized capital of one billion 250 million shares of common stock, par value $0.001 per share, of which 375 million author-ized and unissued shares have been allocated to Legg Mason Europe Fund. Global Trust does not issue share certificates and is not required to (and does not) hold annual shareholder meetings.

     Legg Mason Financial Services Fund is a newly organized series of Investors Trust, an open-end, diversified investment management company that was incorporated on May 5, 1993, under the laws of the State of Maryland. It has authorized capital of one billion 600 million shares of common stock, par value $0.001 per share, of which 375 million authorized and unissued shares have been allocated to Legg Mason Financial Services Fund. Investors Trust does not issue share certificates and is not required to (and does not) hold annual shareholder meetings.

     The New Legg Mason Funds each will offer three classes of shares - Class A shares, Primary Class shares, and Navigator Class shares. The three classes represent interests in the same pool of assets. A separate vote will be taken by a class of shares of a New Legg Mason Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.

     Each Legg Mason Investment Company's board of directors will call meetings of shareholders as required by the 1940 Act, Maryland law or its Articles of Incorporation or By-laws and at their discretion.

RIGHTS OF SHAREHOLDERS

     As noted above, each New Legg Mason Fund is a series of an investment company organized as a Maryland corporation, while each Bartlett Fund is a series of a Massachusetts business trust. The rights of the shareholders of each Bartlett Fund, including rights with respect to shareholder meetings, inspection of shareholder lists and distributions on the Bartlett Fund's liquidation, are substantially similar to the rights of shareholders of a series of a Maryland corporation, such as the New Legg Mason Funds. Although shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for its obligations, Bartlett Capital Trust's Amended and Restated Declaration of Trust provides, generally, that no trustee, shareholder, officer, employee or agent of Bartlett Capital Trust will have personal liability for its obligations. In addition, the Amended and Restated Declaration of Trust states that only the property of Bartlett Capital Trust, and not the private property of any trustee, shareholder, officer, employee or agent thereof, will be used to satisfy any obligation of or claim against it.

TAX CONSEQUENCES OF THE CONVERSION

     Bartlett Capital Trust and the Legg Mason Investment Companies will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that each Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Code. Accordingly, with respect to each Conversion, the Bartlett Fund, the New Legg Mason Fund and the Bartlett Fund's shareholders will recognize no gain or loss for federal income tax purposes on (1) the transfer of the Bartlett Fund's assets in exchange solely for New Legg Mason Fund Shares and the assumption by the New Legg Mason Fund of the Bartlett Fund's liabilities or
(2) the distribution of the New Legg Mason Fund Shares to the Bartlett Fund's shareholders in liquidation of their Bartlett Fund Shares. The opinion will further provide, among other things, that (a) a Bartlett Fund shareholder's aggregate basis for federal income tax purposes of the New Legg Mason Fund Shares to be received by the shareholder in a Conversion will be the same as the aggregate basis of his or her Bartlett Fund Shares to be constructively surrendered in exchange for those New Legg Mason Fund Shares and (b) a Bartlett Fund shareholder's holding period for his or her New Legg Mason Fund Shares will include the shareholder's holding period for his or her Bartlett Fund Shares, provided that those Bartlett Fund Shares were held as capital assets at the time of the Conversion.

TAX INFORMATION RELATING TO THE NEW LEGG MASON FUNDS

     The tax aspects of the New Legg Mason Funds will be identical to the tax aspects of the Bartlett Funds.

REQUIRED VOTE

     Approval of the Conversion Plan with respect to a Bartlett Fund requires the affirmative vote of a majority of its outstanding shares entitled to vote at the Meeting. This means that the proposal with respect to a Bartlett Fund must be approved by the lesser of (1) 67% or more of its shares present at the Meeting if the owners of more than 50% its then outstanding shares are present in person or by proxy or (2) more than 50% of its outstanding shares.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1

           ADDITIONAL INFORMATION ABOUT LEGG MASON FUND ADVISER, INC.

     Under the proposed Investment Advisory and Administration Agreements, Fund Adviser will serve as the New Legg Mason Funds' manager/investment adviser. Fund Adviser, located at 100 Light Street, Baltimore, Maryland 21202, is a Maryland corporation and a wholly owned subsidiary of Legg Mason, Inc. It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"). Fund Adviser is engaged primarily in the investment advisory business and as of June 30, 1999, served as manager and/or investment adviser to twenty open-end investment company portfolios.

            ADDITIONAL INFORMATION ABOUT LEGG MASON WOOD WALKER, INC.

     Under the proposed Plans of Distribution, Legg Mason will serve as the New Legg Mason Funds' distributor. Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of Legg Mason, Inc. It is registered with the SEC as a broker-dealer and investment adviser under the Advisers Act, and is a member of the National Association of Securities Dealers, Inc. Legg Mason currently provides a full range of brokerage and related investment advisory services to individuals, banks, pension and profit sharing plans, trusts and corporations.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                              SHAREHOLDER PROPOSALS

     The Bartlett Funds do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Bartlett Capital Trust, 100 Light Street, Baltimore, Maryland 21202.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

     Each Bartlett Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with those requirements files reports, proxy material and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20459 at prescribed rates.

LEGAL MATTERS

     Certain legal matters in connection with the issuance of New Legg Mason Fund Shares as part of the Conversions will be passed upon by the Legg Mason Investment Companies' counsel, Kirkpatrick & Lockhart LLP.

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

     Set forth below is a table which contains the name, address and percentage ownership of each person who is known by each of Bartlett Europe Fund and Bartlett Financial Services Fund to own beneficially and/or of record five percent or more of its outstanding shares as of July 30, 1999:

BARTLETT EUROPE FUND:

NAME AND ADDRESS                              CLASS A                CLASS Y
----------------                              -------                -------
Charles Schwab & Co. Inc.
c/o ADP Proxy Services
101 Montgomery Street
San Francisco, CA 94104-4122                   15.44%

James B. Hochman TTEE
Hochman and Roach Co. PSP
8795 Frederick Pike
Dayton, OH 45414-1245                                                  9.99%

Hartford Research Group Inc.
P/S Plan
10550 Montgomery Road, Ste. 20
Cincinnati, OH 45242-4422                                             20.00%

Lou Spitz TTEE
Cincinnati Cntr. Psychoanalysis
Pension and Profit Sharing
3001 Highland Ave.
Cincinnati, OH 45219-2315                                             38.77%

H.C. Murrer & D.L. Murrer TTEES
The MMC Inc. Cash/Deferred PSP
44 Arcadia Pl.
Cincinnati, OH 45208-2802                                             17.33%

Barbary Y. Lichtenstein &
Margaret Y. Outmette TTEES
Sarah Elizabeth Lichtenstein Trust
601 Stanley Avenue
Cincinnati, OH 45226-1736                                              7.57%

BARTLETT FINANCIAL SERVICES FUND:
NAME AND ADDRESS
---------------------------------
Neuberger Berman LLC
55 Water Street
New York, NY 10041-0001                        53.48%

Legg Mason Wood Walker, Inc.
Audit Acct. LM Funds
c/o Debbie Fox
P.O. Box 1476
Baltimore, MD 21203-1476                                             100.00%

                                   APPENDIX B

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

     This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of _____ __, 1999, among BARTLETT CAPITAL TRUST, a Massachusetts business trust ("Trust"), on behalf of each segregated portfolio of assets ("series") of Trust listed on Schedule A to this Agreement ("Schedule A") (each, an "Old Fund"), LEGG MASON GLOBAL TRUST, INC., a Maryland corporation ("Global Corporation"), on behalf of its Legg Mason Europe Fund series, and LEGG MASON INVESTORS TRUST, INC. ("Investors Corporation"), a Maryland corporation, on behalf of its Legg Mason Financial Services Fund series (together with Legg Mason Europe Fund, the "New Funds"). (Each Old Fund and New Fund is sometimes referred to herein individually as a "Fund" and collectively as the "Funds," Global Corporation and Investors Corporation are sometimes referred to herein individually as a "Corporation" and collectively as the "Corporations," and Trust and the Corporations are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Trust on behalf of each Old Fund, by Global Corporation on behalf of Legg Mason Europe Fund, and by Investors Corporation on behalf of Legg Mason Financial Services Fund.

     Each Old Fund intends to change its identity, form, and place of organization by converting from a series of a Massachusetts business trust to a series of a Maryland corporation through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Each Old Fund desires to accomplish such conversion by transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing such Old Fund's business) in exchange solely for voting shares of common stock in such New Fund ("New Fund Shares") and such New Fund's assumption of such Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares PRO RATA to the holders of shares of beneficial interest in such Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions involving each Old Fund and its transferee New Fund are referred to herein as a "Reorganization." For convenience, the balance of this Agreement will refer to a single Reorganization, one Old Fund, and one New Fund (unless otherwise indicated), but the terms and conditions of this Agreement shall apply separately to each Reorganization. The consummation of one Reorganization shall not be contingent on consummation of any other Reorganization.

     The Old Fund Shares currently are divided into three classes, designated Class A, Class C, and Class Y shares ("Class A Old Fund Shares," "Class C Old Fund Shares," and "Class Y Old Fund Shares," respectively). The New Fund Shares will be divided into three classes, designated Class A, Primary Class, and Navigator Class shares ("Class A New Fund Shares," "Primary Class New Fund Shares," and "Navigator Class New Fund Shares," respectively). Each class of New Fund Shares will be substantially similar to the corresponding class of Old Fund Shares (the Funds' Class A Shares correspond to each other, Class C Old Fund Shares correspond to Primary Class New Fund Shares, and Class Y Old Fund Shares correspond to Navigator Class New Fund Shares), except that Class C Old Fund Shares are subject to a contingent deferred sales charge, while Primary Class New Fund Shares will not be subject to such a charge.

     In consideration of the mutual promises herein contained, the parties agree as follows:

1.   PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor

           (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) (i) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding, (ii) Primary Class New Fund Shares equal to the number of full and fractional Class C Old Fund Shares then outstanding, and (iii) Navigator Class New Fund Shares equal to the number of full and fractional Class Y Old Fund Shares then outstanding, and

           (b) to assume all of Old Fund's liabilities described in paragraph
1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to paragraph 4.6 shall be redeemed by New Fund for $1.00 apiece and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Corporation's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Old Fund Shares shall be credited with the respective PRO RATA number of Class A New Fund Shares due that Shareholder, the account for a Shareholder of Class C Old Fund Shares shall be credited with the respective PRO RATA number of Primary Class New Fund Shares due that Shareholder, and the account for a Shareholder of Class Y Old Fund Shares shall be credited with the respective PRO RATA number of Navigator Class New Fund Shares due that Shareholder). All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2.   CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Corporation's principal office on ________ __, 1999, or at such other place and/or on such other date as to which the participating parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Funds' close of business on the date thereof or at such other time as to which the participating parties may agree ("Effective Time").

     2.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. Corporation's transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Corporation shall issue and deliver a confirmation to Trust evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Trust that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES

     3.1. Old Fund represents and warrants as follows:

           3.1.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

           3.1.2. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

           3.1.3. Old Fund is a duly established and designated series of Trust;

           3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

           3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

           3.1.6. Its current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           3.1.7. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regu- lated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification (other than the requirement in section 852(a)(1) of the Code) for its current taxable year through the Effective Time; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and it has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any federal excise tax imposed for any such year. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

           3.1.8. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

           3.1.9. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

           3.1.10. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

           3.1.11. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

           3.1.12. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders;

           3.1.13. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter;

           3.1.14. Old Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Old Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Old Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Corporation;

           3.1.15. Except as otherwise disclosed in writing to and accepted by Corporation, all material contracts and other commitments of Old Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;

           3.1.16. Except as otherwise disclosed in writing to and accepted by Corporation, no litigation, administra- tive proceeding, or investigation of or before any court or governmental body is presently pending or (to Old Fund's knowledge) threatened against Trust with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           3.1.17. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and assuming due authorization, execution, and delivery of this Agreement by Corporation on behalf of New Fund and subject to approval by Old Fund's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           3.1.18. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders;

           3.1.19. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Old Fund, except for (a) the filing with the SEC of a proxy statement ("Proxy Statement") in con-nection with the meeting of Old Fund's shareholders referred to in paragraph 4.1 ("Shareholders' Meeting"), (b) receipt of the exemptive relief referenced in subparagraph 3.1.17, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time; and

           3.1.20. At the time of the Shareholders' Meeting and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation for use therein.

     3.2. New Fund represents and warrants as follows:

           3.2.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

           3.2.2. Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

           3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Corporation;

           3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

           3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.6;

           3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) willbe issued in exchange for the Assets in the Reorganization;

           3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

           3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requir- ments to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

           3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

           3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

           3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

           3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

           3.2.13. New Fund is not in violation of, and the execution and delivery of this Agreement and consumma-tion of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Corporation's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which New Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under an agreement, judgment, or decree to which New Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Trust;

           3.2.14. Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to New Fund's knowledge) threatened against Corporation with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business; and New Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           3.2.15. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Old Fund and subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity; and

           3.2.16. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Corporation, except for (a) the filing with the SEC of a post-effective amendment to Corporation's registration statement on Form N-1A, (b) receipt of the exemptive relief referenced in subparagraph 3.2.15, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time.

     3.3. Each Fund represents and warrants as follows:

           3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, willbe approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

           3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

           3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

           3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the NewFund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

           3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

           3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will besettled, at a discount; and

           3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4.   CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by Trust's board of trustees and Corporation's board of directors (each, a "board") and shall have been approved by Old Fund's shareholders in accordance with applicable law at a meeting thereof duly held to consider and act on this Agreement;

     4.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

     4.3. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, substantially to the effect that:

           4.3.1. At or before the Effective Time, New Fund will be a duly established and designated series of Corporation, which is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

           4.3.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation on behalf of New Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Old Fund, is a valid and legally binding obligation of Corporation with respect to New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.3.3. The New Fund Shares to be issued and distributed to the Shareholders under this Agreement, assum- ing their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, and no shareholder of New Fund has any preemptive right to subscribe for or purchase such shares;

           4.3.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Corporation's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Corporation (with respect to New Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to New Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust;

           4.3.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation on behalf of New Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and may be required under state securities laws;

           4.3.6. Corporation is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

           4.3.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litiga- tion, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Corporation (with respect to New Fund) or any of its properties or assets attributable or allocable to New Fund and (b) Corporation (with respect to New Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects New Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

     In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization;

     4.4. Corporation shall have received an opinion of Kirkpatrick & Lockhart LLP, substantially to the effect that:

           4.4.1. Trust is a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

           4.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Old Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Corporation on behalf of New Fund, is a valid and legally binding obligation of Trust with respect to Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.4.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Trust's By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Trust (with respect to Old Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Old Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation;

           4.4.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Old Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

           4.4.5. Trust is registered with the SEC as an investment company, and to the knowledge of such counselno order has been issued or proceeding instituted to suspend such registration; and

           4.4.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litig- tion, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Old Fund) or any of its properties or assets attributable or allocable to Old Fund and (b) Trust (with respect to Old
Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Old Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation.

     In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization;

     4.5. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

           4.5.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

           4.5.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

           4.5.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

           4.5.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immedi- ately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

           4.5.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

           4.5.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

           4.5.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

     4.6. Prior to the Closing, Corporation's directors shall have authorized the issuance of, and New Fundshall have issued, to Legg Mason Fund Adviser, Inc. ("LMFA") one Class A New Fund Share, one Primary Class New Fund Share, and one Navigator Class New Fund Share in consideration of the payment of $1.00 apiece to vote on the matters referred to in paragraph 4.7; and

     4.7. Corporation, on behalf of and with respect to New Fund (or, in the case of clauses (a)(ii)-(iii), the respective New Fund named therein), shall have

           (a) entered into (i) an Investment Advisory and Administration Agreement with LMFA, (ii) on behalf of and with respect to Legg Mason Europe Fund only, a Sub-Advisory Agreement with Lombard Odier International Portfolio Management Limited, (iii) on behalf of and with respect to Legg Mason Financial Services Fund only, a Sub-Advisory Agreement with Gray, Seifert & Co., Inc.,
(iv) a Distribution Contract with Legg Mason Wood Walker, Inc., (v) a Plan of Distribution with respect to each of Class A New Fund Shares and Primary Class New Fund Shares, and (vi) other agreements necessary for New Fund's operation as a series of an open-end investment company, and

           (b) approved the applicability to New Fund of its existing Transfer Agency Agreement with Boston Financial Data Services, Inc. and its existing Custodian Agreement with State Street Bank & Trust Company, the latter two agreements incorporating substantially the same terms and conditions as those currently applicable to Old Fund.

           Each such agreement, contract, and plan shall have been approved by Corporation's directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by LMFA as the sole shareholder of New Fund.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.   BROKERAGE FEES AND EXPENSES

     5.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2. Except as otherwise provided herein, the total Reorganization Expenses will be borne by LMFA.

6.   ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7.   TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before _______ __, 1999; or

     7.2.  By the parties' mutual agreement.

     In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the trustees/directors or officers of either Investment Company, to the other Fund.

8.   AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9.   MISCELLANEOUS

     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.4. The parties acknowledge that Trust is a Business Trust. Notice is hereby given that this instrument is executed on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Old Fund's assets and property. New Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to Old Fund's assets and property in settlement of such rights or claims and not to such trustees or shareholders.
     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                                  BARTLETT CAPITAL TRUST,
                                           on behalf of its series,
                                             Bartlett Europe Fund
                                             Bartlett Financial Services Fund

___________________________              By: _____________________________
          Secretary                               Vice President

ATTEST:                                  LEGG MASON GLOBAL TRUST, INC.,
                                           on behalf of its series,
                                             Legg Mason Europe Fund

___________________________              By: _____________________________
          Secretary                               Vice President

ATTEST:                                  LEGG MASON INVESTORS TRUST, INC.,
                                           on behalf of its series,
                                             Legg Mason Financial Services Fund

___________________________              By: _____________________________
          Secretary                               Vice President

                                   SCHEDULE A


         OLD FUNDS                                      NEW FUNDS
         ---------                                      ---------
Bartlett Europe Fund                        Legg Mason Europe Fund
Bartlett Financial Services Fund            Legg Mason Financial Services Fund

                        BARTLETT FINANCIAL SERVICES FUND


                 Proxy for the Special Meeting of Shareholders
                               September 23, 1999

                This proxy is solicited by the Board of Trustees

The undersigned, revoking any previous proxies, hereby appoints Edmund J. Cashman, Jr and Marie K Karpinski, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Bartlett Financial Services Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of Bartlett Capital Trust, 100 Light Street, Baltimore, Maryland 21202, on September 23, 1999 at 10:00 a.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. This proxy will be voted on the proposal described in the Proxy Statement as specified in the spaces on the reverse side of this card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made on Proposal 1, this proxy will be voted FOR Prosposal 1.


           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.


                                                                                    FOR     AGAINST     ABSTAIN
---------------------------------           1 Approval of an Agreement and Plan of  [ ]       [ ]         [ ]
BARTLETT FINANCIAL SERVICES FUND              Conversion and Termination providing
---------------------------------             for the conversion of Bartlett
                                              Financial Services Fund from a series
                                              of Bartlett Capital Trust, to Legg
                                              Mason Financial Services Fund a
                                              separate series of Legg Mason Investors
                                              Trust, Inc.


CONTROL NUMBER:                             2 To transact such other business as
RECORD DATE SHARES:                           properly may come before the meeting
                                              or any adjournments thereof

                                            NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

                                            This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting of Shareholders.


Please be sure to sign and date this Proxy      Date
----------------------------------------------------



Shareholder sign here---------Co-owner sign here----

DETACH CARD                                                                                         DETACH CARD

                              BARTLETT EUROPE FUND


                 Proxy for the Special Meeting of Shareholders
                               September 23, 1999

                This proxy is solicited by the Board of Trustees

The undersigned, revoking any previous proxies, hereby appoints Edmund J. Cashman, Jr and Marie K Karpinski, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Bartlett Europe Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of Bartlett Capital Trust, 100 Light Street, Baltimore, Maryland 21202, on September 23, 1999 at 10:00 a.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. This proxy will be voted on the proposal described in the Proxy Statement as specified in the spaces on the reverse side of this card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made on Proposal 1, this proxy will be voted FOR Prosposal 1.


           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

                                                                                    FOR     AGAINST     ABSTAIN
---------------------------------           1 Approval of an Agreement and Plan of  [ ]       [ ]         [ ]
BARTLETT EUROPE FUND                          Conversion and Termination providing
---------------------------------             for the conversion of Bartlett Europe
                                              Fund from a series of Bartlett Capital
                                              Trust, to Legg Mason Europe Fund, a
                                              separate series of Legg Mason Global
                                              Trust, Inc.


CONTROL NUMBER:                             2 To transact such other business as
RECORD DATE SHARES:                           properly may come before the meeting
                                              or any adjournments thereof

                                            NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

                                            This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting of Shareholders.


Please be sure to sign and date this Proxy      Date
----------------------------------------------------




Shareholder sign here---------Co-owner sign here----

DETACH CARD                                                                                         DETACH CARD
